United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934




                                 March 20, 2003
                                 Date of Report



                                 Rent-Way, Inc.
             (Exact name of registrant as specified in its charter)




     Pennsylvania                    000-22026               25-1407782
(State or other jurisdiction    (Commission File Number)    (IRS Employer
of corporation)                                            Identification No.)





One RentWay Place, Erie, Pennsylvania                               16505
-------------------------------------------------------------------------------
(Address of principal executive offices)                          Zip Code



Registrant's telephone number, including area code:           (814) 455-5378
                                                      -------------------------

Item 5.           Other Events


                     RENT-WAY REACHES AGREEMENT IN PRINCIPLE
                             TO SETTLE CLASS ACTION

ERIE, PA, March 20, 2003 -- Rent-Way Inc. (NYSE: RWY) today announced that it has reached an agreement in principle to settle the consolidated class action pending against it in the U.S. District Court for the Western District of Pennsylvania. Under the settlement, Rent-Way will pay $25 million to the class, consisting of $21 million in cash, $11 million of which is expected to be funded from available insurance proceeds, and $4 million in two year 6% subordinated, unsecured notes. The settlement is subject to negotiation of a final written settlement agreement and Court approval, and is conditioned on a refinancing or restructuring of the Company's outstanding bank debt on or before July 31, 2003. William E. Morgenstern, Chairman and CEO of Rent-Way stated, "This settlement is an important step forward for Rent-Way. We are now better positioned to refinance our outstanding bank debt on more favorable terms. This will allow us to execute our business plan at a significantly lower cost." About Rent-Way Rent-Way is one of the nation's largest operators of rental-purchase stores in the United States. Rent-Way rents quality name brand merchandise such as home entertainment equipment, computers, furniture and appliances from 759 stores in 33 states. Safe-Harbor Statements This news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements contain the words "projects," "anticipates," "believes," "expects," "intends," "will," "may" and similar words and expressions. Each such statement is subject to uncertainties, risks and other factors that could cause actual results or performance to differ materially from the results or performance expressed in or implied by such statements. The forward-looking statements in this news release that contain projections of the company's expected financial performance and other projections regarding future performance are inherently subject to change given the nature of projections and the company's actual performance may be better or worse than projected. Uncertainties, risks and other factors that may cause actual results or performance to differ materially from any results or performance expressed or implied by forward-looking statements in this news release include: (1) the company's ability to normalize and control its operating expenses and to continue to realize operating efficiencies, (2) the company's ability to develop, implement and maintain adequate and reliable internal accounting systems and controls, (3) the company's ability to retain existing senior management and to attract additional management employees, (4) general economic and business conditions, including demand for the company's products and services, (5) general conditions relating to the rental-purchase industry, including the impact of state and federal laws regulating or otherwise affecting the rental-purchase transaction, (6) competition in the rental-purchase industry, including competition with traditional retailers, (7) the company's ability to make principal and interest payments on its high level of outstanding debt, (8) the Company's ability to satisfy the conditions to settlement of the class action lawsuit and the outcome of the shareholder derivative lawsuit commenced against the company and (9) the outcome of any continuing investigations or proceedings involving the company, including investigations or proceedings commenced by governmental authorities, such as the SEC and the U.S. Department of Justice. A discussion of other risk factors that may cause actual results to differ from the results expressed in or implied by these forward-looking statements can be found in the company's periodic filings with the SEC. The company disclaims any duty to provide updates to the forward-looking statements made in this news release.

                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                          Rent-Way, Inc.
                                          (Registrant)




    March 20, 2003                   /s/ William A. McDonnell
---------------------------       ------------------------------------------
               Date                              (Signature)
                                              William A. McDonnell
                                  Vice President and Chief Financial Officer




    March 20, 2003                  /s/ John A. Lombardi
---------------------------      -------------------------------------------
               Date                              (Signature)
                                              John A. Lombardi
                                   Chief Accounting Officer and Controller